CTB SECURITIES TRUST FUND

Financial Highlights

Period from September 11, 2000 (commencement of operations) to December 31, 2000


Per share operating performance:
 Net asset value, beginning of period                          $   100.00
 Net investment income                                               3.24
 Net unrealized loss on investments                                  (.07)

     Increase in net asset value from operations                     3.17

Distribution from net investment income                             (3.20)

     Net asset value, end of period                            $    99.97

     Market value, end of period                               $    99.97

Ratios/supplemental data:
 Net assets, end of period                                     $904,752,521
 Ratio to average net assets: *
  Expenses                                                              .32%
  Net investment income                                               11.64%
 Portfolio turnover                                                       0%
 Rate of return                                                        3.17%

Shares outstanding at end of period                             9,050,546


*Annualized.


See accompanying notes to financial statements.